                              SIXTH LEASE AMENDMENT


         SIXTH LEASE AMENDMENT, dated February 11, 2000, (the "Sixth Amendment") by and between CORPORATE WOODS ASSOCIATES, LLC (the "Landlord") and HARRIS INTERACTIVE, INC., as successor in interest to GORDON S. BLACK CORPORATION (the "Tenant").


                                    WITNESETH


         WHEREAS, Tenant leased approximately 30,662 square feet located on the first and second floors (the "Premises") of the building known as 135 Corporate Woods of Brighton, Town of Brighton, County of Monroe, State of New York pursuant to a Lease dated April 12, 1991 and subsequent Lease Amendments dated March 11, 1993, January 1, 1996, and January 6, 1999. Thereafter, Tenant leased approximately 50,757 square feet located on the first, second and third floors (the "Third, Fourth and Fifth Expansion Premises") of the building known as 60 Corporate Woods of Brighton pursuant to the Fourth Lease Amendment dated July 27, 1999 and Fifth Lease Amendment dated January 5, 2000, for a combined total square footage of 81,419 (collectively the "Lease");


         WHEREAS, Tenant shall hire and lease from Landlord, commencing March 15, 2000 an additional 7,500 square feet of Total Rentable Area (the "Sixth Expansion Premises") located on the first floor of the Building known as 155 Corporate Woods, hereby revising the combined leased premises in Buildings 60, 135 and 155 Corporate Woods to 88,919 square feet.


         WHEREAS, Landlord and Tenant now mutually desire to amend the Lease as herein set forth and are executing and delivering this Amendment for that purpose. The terms and conditions contained herein shall be applicable to Tenant's Leased Premises at 155 Corporate Woods in addition to those pertaining to Tenants Leased Premises in Buildings 60 and 135 Corporate Woods as outlined in previous Amendments.


         NOW, THEREFORE, the parties hereto, in consideration of the covenants, agreements and terms, provisions, stipulations and conditions therein contained, hereby amend the Lease in the following respects, and only in the following respects.


         1. The "Witnesseth" section of the Lease is hereby amended in relevant part only as follows:

         "in addition to Tenant's existing leased Premises in Buildings 60 and 135 Corporate Woods, Landlord hereby leases unto Tenant and Tenant hereby accepts from Landlord that certain space, commencing March 15, 2000, of 7,500 square feet of Total Rentable Area, Suite 180 (the "Sixth Expansion Premises") located on the first floor of the Building known as 155 Corporate woods.


         2. Section 1(a) Date of Commencement of the Lease is hereby modified to include the following:

                  "The term of this Sixth Amendment shall commence on March 15, 2000 (the "Sixth Expansion Premises Commencement Date"). The term as so commenced shall end at midnight on June 30, 2003.(degree)


         3. Commencing March 15, 2000, and continuing each month thereafter, the Annual Base Rent as outlined in section 3(a) Base Rent is hereby modified as follows to include the Base Rent due for Tenant's leased Premises at Building 155 Corporate Woods:

                     Period                 Annually            Monthly

                3/15/00 - 3/31/00                              $ 5,483.86
                4/1/00 - 6/30/01           $120,000.00         $10,000.00
                7/1/01 - 6/30/03           $123,750.00         $10,312.50


         4. Section 3(C) Real Property Taxes shall reflect Tenant's Base Expense Stop for Building 155 be the 2000 Town & County Taxes and the 1999/2000 School Taxes applicable to the Building.


         5. Section 3(d) Tenant's Share of Real Property Taxes is hereby amended to reflect Tenant's Pro-Rata Share of Building 155, based on 89,500 s.f. of Total Rentable Area, to be 8.4%.


         6. For purposes of this Sixth Lease Amendment, the first paragraph of
Section 4 Leasehold Improvements is hereby defined as follows:

                  "Tenant shall accept the Sixth Expansion Premises in its "as is" condition.

                  Any and all work as requested by Tenant shall be performed by Landlord at Tenant's sole cost and expense. Landlord and Tenant hereby agree that any and all such unit pricing relative to the Sixth Expansion Premises Leasehold improvements provided by Landlord to Tenant shall be adjusted to reflect a 15% construction management fee instead of the customary 20% fee."

         7. Landlord and Tenant agree that Tenant shall be responsible for janitorial and electric costs associated with the Sixth Expansion Premises upon the commencement date.


         8. Definitions All terms defined in the Lease and used but not defined herein shall have the meaning set forth in the Lease.


         9. Applicability of Amendment As amended hereby, the Lease shall continue unamended and in full force and effect and all terms and conditions of said lease not specifically addressed herein shall be binding and applicable to Tenant's leased Premises at 60, 135 and 155 Corporate Woods, as the case may be. In the event of a conflict between the provisions of this Sixth Amendment and the Lease, the provisions of this Amendment shall control.


         IN WITNESS WHEREOF, the Landlord and the Tenant have respectively signed this Amendment as of the day and year first above written.


                                           HARRIS INTERACTIVE, INC.


Witness                                    BY

                                           Its



                                           CORPORATE WOODS ASS0CIATES, LLC


Witness                                    BY
                                                    Stephen D. Natapow
                                           Its      Member

                             SEVENTH LEASE AMENDMENT


         SEVENTH LEASE AMENDMENT, dated March 14, 2000, (the "Seventh Amendment") by and between CORPORATE WOODS ASSOCIATES, LLC (the "Landlord") and HARRIS INTERACTIVE, INC., as successor in interest to GORDON S. BLACK CORPORATION (the "Tenant").


                                    WITNESETH


         WHEREAS, Tenant leased approximately 30,662 square feet located on the first and second floors (the "Premises") of the building known as 135 Corporate Woods of Brighton, Town of Brighton, County of Monroe, State of New York pursuant to a Lease dated April 12, 1991 and subsequent Lease Amendments dated March 11, 1993, January 1, 1996, and January 6, 1999. Thereafter, Tenant leased approximately 50,757 square feet located on the first, second and third floors (the "Third, Fourth and Fifth Expansion Premises") of the building known as 60 Corporate Woods of Brighton pursuant to the Fourth Lease Amendment dated July 27, 1999 and Fifth Lease Amendment dated January 5, 2000, and 7,500 square feet of Total Rentable Area in Building 155 Corporate Woods pursuant to the Sixth Lease Amendment dated February 11, 2000, for a combined total square footage of 88,919 (collectively the "Lease");


         WHEREAS, Tenant shall hire and lease from Landlord, commencing may 1, 2000 an additional 16,455 square feet of Total Rentable Area (the "Seventh Expansion Premises") located on the first floor of the Building known as 155 Corporate Woods, hereby revising the combined leased premises in Buildings 60, 135 and 155 Corporate Woods to 105,374 square feet.


         WHEREAS, Landlord and Tenant now mutually desire to amend the Lease as herein set forth and are executing and delivering this Amendment for that purpose. The terms and conditions contained herein shall be applicable to Tenant's Leased Premises at 155 Corporate Woods in addition to those pertaining to Tenants Leased Premises in Buildings 60, 135 and 155 Corporate Woods as outlined in previous Amendments.


         NOW, THEREFORE, the parties hereto, in consideration of the covenants, agreements and terms, provisions, stipulations and conditions therein contained, hereby amend the Lease in the following respects, and only in the following respects.


         1. The "Witnesseth" section of the Lease is hereby amended in relevant part only as follows:

         "In addition to Tenant's existing leased Premises in Buildings 60, 135 and 155 Corporate Woods, Landlord hereby leases unto Tenant and Tenant hereby accepts from Landlord that certain space, commencing May 1, 2000, of 16,455 square feet of Total Rentable Area, Suites 100 & 130 (the "Seventh Expansion Premises") located on the first floor of the Building known as 155 Corporate Woods. "


         2. Section 1(a) Date of Commencement of the Lease is hereby modified to include the following:

                  "The term of this Seventh Amendment shall commence on May 1, 2000 (the "Seventh Expansion Premises Commencement Date"). The term as so commenced shall end at midnight on June 30, 2003."


         3. Commencing may 1, 2000, and continuing each month thereafter, the Annual Base Rent as outlined in section 3(a) Base Rent is hereby modified as follows to include the Base Rent due for Tenant's leased Premises at Building 155 Corporate Woods:

                        Period               Annually            Monthly

                   5/1/00 - 6/30/01         $383,280.00         $31,940.00
                   7/1/01 - 6/30/03         $395,257.50         $32,938.13


         4. Section 3(c) Real Property Taxes shall reflect Tenant's Base Expense Stop for Building 155 be the 2000 Town & County Taxes and the 1999/2000 School Taxes applicable to the Building.


         5. Section 3(d) Tenant's Share of Real Property Taxes is hereby amended to reflect Tenant's Pro-Rata Share of Building 155, based on 89,500 s.f. of Total Rentable Area, to be 26.8%.


         6. For purposes of this Seventh Lease Amendment, the first paragraph of
Section 4 Leasehold improvements is hereby defined as follows:

                  "Tenant shall accept the Seventh Expansion Premises in its "as is" condition.

                  Any and all work as requested by Tenant shall be performed by Landlord at Tenant's sole cost and expense. Landlord and Tenant hereby agree that any and all such unit pricing relative to the Seventh Expansion Premises Leasehold Improvements provided by Landlord to Tenant shall be adjusted to reflect a 15% construction management fee instead of the customary 20% fee."

         7. Landlord and Tenant agree that Tenant shall be responsible for janitorial and electric costs associated with the Seventh Expansion Premises, however, whereas Tenant shall begin remitting electirc charges upon the commencement date, janitorial costs shall commence upon Tenant's occupancy of the Premises.


         8. Definitions All terms defined in the Lease and used but not defined herein shall have the meaning set forth in the Lease.


         9. Applicability of Amendment As amended hereby, the Lease shall continue unamended and in full force and effect and all terms and conditions of said lease not specifically addressed herein shall be binding and applicable to Tenant's leased Premises at 60, 135 and 155 Corporate Woods, as the case may be. In the event of a conflict between the provisions of this Seventh Amendment and the Lease, the provisions of this Amendment shall control.


         IN WITNESS WHEREOF, the Landlord and the Tenant have respectively signed this Amendment as of the day and year first above written.


                                           HARRIS INTERACTIVE, INC.


Witness                                    BY

                                           Its



                                           CORPORATE WOODS ASS0CIATES, LLC


Witness                                    BY
                                                    Stephen D. Natapow
                                           Its      Member

                             EIGHTH LEASE AMENDMENT


  EIGHTH LEASE AMENDMENT, dated October 1, 2000, (the 'Eighth Amendment") by and between CORPORATE WOODS ASSOCIATES, LLC (the "Landlord") and HARRIS INTERACTIVE, INC., as successor in interest to GORDON S. BLACK CORPORATION (the "Tenant").

                                   WITNESSETH

         WHEREAS, Tenant leased approximately 30,662 square feet located on the first and second floors (the "Premises") of the building known as 135 Corporate Woods of Brighton, Town of Brighton, County of Monroe, State of New York pursuant to a Lease dated April 12, 1991 and subsequent Lease Amendment dated March 11, 1993, January 1, 1996, and January 6, 1999. Thereafter, Tenant leased approximately 50,757 square feet located on the first, second and third floors (the "Third, Fourth and Fifth Expansion Premises") of the building known as 60 Corporate Woods of Brighton pursuant to the Fourth Lease Amendment dated July 27, 1999 and Fifth Lease Amendment dated January 5, 2000. Further, Tenant leased an additional 23,955 square feet located in on the first floor (the "Sixth and seventh Expansion Premises") of the building known as 155 Corporate Woods of Brighton pursuant to the Sixth and Seventh Lease Amendments dated February 11, 2000 and March 14, 2000, respectively, for a total combined leased square footage of 105,374 (collectively the "Lease");

         WHEREAS, Tenant has requested and Landlord has granted a two (2) year extension of the Lease term;

         WHEREAS, Landlord and Tenant now mutually desire to amend the Lease as herein set forth and are executing and delivering this Amendment for that purpose. The terms and conditions contained herein shall be applicable to Tenants Leased Premises in Buildings 60, 135 and 155 Corporate Woods as outlined in previous Amendments.

          NOW, THEREFORE, the parties hereto, in consideration of the covenants, agreements and terms, provisions, stipulations and conditions therein contained, hereby amend the Lease in the following respects. and only in the following respects.

           1. Section 1(a) Date of Commencement of the Lease is hereby modified in relevant part extending the term for one (1a additional two (2) Years, thereby adjusting the expiration date to reflect June 30, 2005.

         Commencing July 1, 2003 and continuing each month thereafter during the term of this Extension, Section 3(a) of the Lease, _Base_Rent shall be payable as detailed below:

                                 Cost
                              Square Foot   Annual Rent    Monthly Rent
           Building 60
                50,757 s.f.     $16.85      $855,255.48    $71,271.29

           Building 135
                30,662 s.f.     $18.85      $577,978.80    $48,164.90

           Building 155
                23,955 s.f.     $16.85      $403,641.84    $33,636.82


           3, The notice period outlined in Section 36 Extension of Term is hereby modified to reflect that Tenant shell provide Landlord written notice of its desire to extend the term of the lease on or before twenty four (24) months prior to the expiration date as modified in Section 3 herein.

           4. Section 41 Right of First Offer is hereby added back into and shall become a part of this Eighth Lease Amendment as follows:

              "Tenant shall have a right of first offer to lease any space located in Buildings 60 and 155 corporate Woods, subject to any preexisting rights of any other Tenants in the Buildings, (the "RF0 Premises") upon the terms and conditions hereafter set forth:

              (a) Exercise of Right to Lease RFO Premises. Landlord shall give Tenant written notice ("Landlord's Notice", more particularly described below) that Landlord intends to offer the RFO Premises for lease.

              (b) Landlord's Notice. Landlord's Notice shall set forth the Base Rent applicable to such RFO Premises, which shall be at the then current cost per square foot that Tenant is paying to Landlord, Tenant's new Pro Rata Share (including the Premises and RFO Premises based on the formula set forth in Section 3(d) of the Lease, the Commencement Date for the RFO Premises and the Expiration Date for the RFO Premises. Tenant shall have the right, exercisable upon written notice given to Landlord within five (5) business days after the giving of landlord's Notice, to lease the RFO Premises. If Tenant fails to give such notice in the time period set forth herein, Tenant shall have no further right to lease the RFO Premises pursuant to this Section 41. Upon the timely giving of such notice, landlord shall lease the RFO Premises upon all of the terms and conditions of this Lease except as hereinafter set forth.

              (c) Lease Provisions Applying to RFO Premises. The leasing to Tenant of the RFO Premises shall be upon alt of the terms and conditions of this Lease unless stated otherwise in Landlord's Notice and except that the RFC Premises shall be delivered by Landlord and accepted by Tenant in its "as is" condition.,

              (dl Tenant Default. if tenant is In default under this Lease on the date written notice is given to Tenant by Landlord or at any time thereafter prior to the date the RF0 Premises is occupied by Tenant, then, at Landlord's option, Tenant's rights pursuant to this Section shall lapse and be of no further force or effect.

              (e) Execution of Lease Amendments. Notwithstanding the fact that Tenant's exercise of the above-described right of first offer to lease RFO Premises shall be self-executing, the parties hereby agree promptly to execute a lease amendment reflecting the addition of the RPO Premises as well as any modifications of the provisions of the Lease as shall be necessary to properly include the RFO Premises within the terms and conditions of this Lease."

           5. Definitions All terms defined in the lease and used but not defined herein shall have the meaning set forth in the Lease.

           6. Applicabilit of Amendment AS amended hereby. the Lease shall continue unamended and In full force and effect and all terms and conditions of said lease not specifically addressed herein shall be binding and applicable to Tenant's leased Premises at 60, 135 and 155 corporate Woods, as the case may be. In the event of a conflict between the provisions of this Eighth Amendment and the Lease, the provisions of this Amendment shall control.

              IN WITNESS WHEREOF, the Landlord and the Tenant have respectively signed this Amendment as of the day and year first above written.

                               HARRIS INTERACTIVE, INC.

  Witness                      By

                               Its

                               CORPORATE WOODS ASSOCIATES, LLC


  Witness                      By  Stephen D Natapow

                               Its



                                        3